<COVER>


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):         March 18, 1998


                    Union Pacific Corporation
     (Exact Name of Registrant as Specified in its Charter)


               Utah                  1-6075             13-2626465
    (State or Other Jurisdiction  (Commission         (I.R.S. Employer
            of Incorporation)       File Number)     Identification No.)


    1717 Main Street, Suite 5900, Dallas, Texas           75201
     (Address of Principal Executive Offices)                 (Zip Code)


 Registrant's telephone number, including area code:  (214) 743-5600


                               N/A
   Former Name or Former Address, if Changed Since Last Report


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Item 5.  Other Events.

    Attached as an Exhibit is the Press Release issued by Union Pacific Corporation (the "Company") on March 18, 1998, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c)     Exhibits.

           99   Press Release dated March 18, 1998 regarding the
                 Company's plan to privately place $1 billion of preferred securities of a statutory business trust sponsored by the Company, convertible into Common Stock of the Company, to provide the Company financial flexibility in funding its 1998 capital improvement programs and restoring quality service to its customers.


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                           SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: March 19, 1998


                             UNION PACIFIC CORPORATION


                             By: /s/ Joseph E. O'Connor, Jr.
                                 ---------------------------
                                  Joseph E. O'Connor, Jr.
                                  Vice President and Controller


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                                EXHIBIT INDEX

    Exhibit   Description

    99        Press Release dated March 18, 1998 regarding the Company's plan to privately place $1 billion of preferred securities of a statutory business trust sponsored by the Company, convertible into Common Stock of the Company, to provide the Company financial flexibility in funding its 1998 capital improvement programs and restoring quality service to its customers.